Exhibit (e.2)

Distribution Agreement

Exhibit A

Index Series

iShares Trust

iShares 0-5 Year High Yield Corporate Bond ETF

iShares 0-5 Year Investment Grade Corporate Bond ETF

iShares 0-5 Year TIPS Bond ETF

iShares 1-3 Year Credit Bond ETF

iShares 1-3 Year International Treasury Bond ETF

iShares 1-3 Year Treasury Bond ETF

iShares 3-7 Year Treasury Bond ETF

iShares 7-10 Year Treasury Bond ETF

iShares 10+ Year Credit Bond ETF

iShares 10-20 Year Treasury Bond ETF

iShares 20+ Year Treasury Bond ETF

iShares Aaa - A Rated Corporate Bond ETF

iShares Agency Bond ETF

iShares Aggressive Allocation ETF

iShares Asia 50 ETF

iShares Asia Developed Real Estate ETF

iShares B - Ca Rated Corporate Bond ETF

iShares Baa - Ba Rated Corporate Bond ETF

iShares California AMT-Free Muni Bond ETF

iShares China Large-Cap ETF

iShares CMBS ETF

iShares Cohen & Steers REIT ETF

iShares Conservative Allocation ETF

iShares Core Dividend Growth ETF

iShares Core GNMA Bond ETF

iShares Core High Dividend ETF

iShares Core Long-Term USD Bond ETF

iShares Core MSCI EAFE ETF

iShares Core MSCI Europe ETF

iShares Core MSCI Pacific ETF

iShares Core MSCI Total International Stock ETF

iShares Core S&P 500 ETF

iShares Core S&P Mid-Cap ETF

iShares Core S&P Small-Cap ETF

iShares Core S&P Total U.S. Stock Market ETF

iShares Core Short-Term USD Bond ETF

iShares Core Total USD Bond Market ETF

iShares Core U.S. Aggregate Bond ETF

iShares Core U.S. Credit Bond ETF

iShares Core U.S. Growth ETF

iShares Core U.S. Treasury Bond ETF

iShares Core U.S. Value ETF

iShares Currency Hedged MSCI EAFE ETF

iShares Currency Hedged MSCI EMU ETF

iShares Currency Hedged MSCI Germany ETF

iShares Currency Hedged MSCI Japan ETF

iShares Dow Jones U.S. ETF

iShares Emerging Markets Infrastructure ETF

iShares Europe Developed Real Estate ETF

iShares Europe ETF

iShares Financials Bond ETF

iShares Floating Rate Bond ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares FTSE China ETF
iShares Global 100 ETF
iShares Global Clean Energy ETF
iShares Global Consumer Discretionary ETF
iShares Global Consumer Staples ETF
iShares Global Energy ETF
iShares Global Financials ETF
iShares Global Healthcare ETF
iShares Global Industrials ETF
iShares Global Inflation-Linked Bond ETF
iShares Global Infrastructure ETF
iShares Global Materials ETF
iShares Global REIT ETF
iShares Global Tech ETF
iShares Global Telecom ETF
iShares Global Timber & Forestry ETF
iShares Global Utilities ETF
iShares Government/Credit Bond ETF
iShares Growth Allocation ETF
iShares Human Rights ETF
iShares iBonds Dec 2016 Corporate ETF
iShares iBonds Dec 2018 Corporate ETF iShares iBonds Dec 2020 Corporate ETF
iShares iBonds Mar 2016 Corporate ETF
iShares iBonds Mar 2018 Corporate ETF
iShares iBonds Mar 2020 Corporate ETF
iShares iBonds Mar 2023 Corporate ETF
iShares iBonds Mar 2016 Corporate ex-Financials ETF
iShares iBonds Mar 2018 Corporate ex-Financials ETF
iShares iBonds Mar 2020 Corporate ex-Financials ETF
iShares iBonds Mar 2023 Corporate ex-Financials ETF
iShares iBonds Sep 2015 AMT-Free Muni Bond ETF
iShares iBonds Sep 2016 AMT-Free Muni Bond ETF
iShares iBonds Sep 2017 AMT-Free Muni Bond ETF
iShares iBonds Sep 2018 AMT-Free Muni Bond ETF
iShares iBonds Sep 2019 AMT-Free Muni Bond ETF
iShares iBonds Sep 2020 AMT-Free Muni Bond ETF
iShares iBoxx $ High Yield Corporate Bond ETF
iShares iBoxx $ Investment Grade Corporate Bond ETF
iShares India 50 ETF
iShares Industrials Bond ETF
iShares Intermediate Credit Bond ETF
iShares Intermediate Government/Credit Bond ETF
iShares International Developed Property ETF
iShares International Developed Real Estate ETF
iShares International Inflation-Linked Bond ETF
iShares International Preferred Stock ETF
iShares International Select Dividend ETF
iShares International Treasury Bond ETF
iShares Japan Large-Cap ETF
iShares J.P. Morgan USD Emerging Markets Bond ETF
iShares Latin America 40 ETF
iShares MBS ETF
iShares Micro-Cap ETF
iShares Moderate Allocation ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares Morningstar Large-Cap ETF
iShares Morningstar Large-Cap Growth ETF
iShares Morningstar Large-Cap Value ETF
iShares Morningstar Mid-Cap ETF
iShares Morningstar Mid-Cap Growth ETF
iShares Morningstar Mid-Cap Value ETF
iShares Morningstar Multi-Asset Income ETF
iShares Morningstar Small-Cap ETF
iShares Morningstar Small-Cap Growth ETF
iShares Morningstar Small-Cap Value ETF
iShares Mortgage Real Estate Capped ETF
iShares MSCI ACWI ETF
iShares MSCI ACWI ex U.S. ETF
iShares MSCI ACWI Low Carbon Target ETF
iShares MSCI All Country Asia ex Japan ETF
iShares MSCI All Country Asia ex Japan Small-Cap ETF
iShares MSCI All Country Asia Information Technology ETF
iShares MSCI All Peru Capped ETF
iShares MSCI Asia ex Japan Minimum Volatility ETF
iShares MSCI Australia Small-Cap ETF
iShares MSCI Brazil Small-Cap ETF
iShares MSCI Canada Small-Cap ETF
iShares MSCI China ETF
iShares MSCI China Small-Cap ETF
iShares MSCI Denmark Capped ETF
iShares MSCI EAFE ETF
iShares MSCI EAFE Growth ETF
iShares MSCI EAFE Minimum Volatility ETF
iShares MSCI EAFE Small-Cap ETF
iShares MSCI EAFE Value ETF
iShares MSCI Emerging Markets Latin America ETF
iShares MSCI Europe Financials ETF
iShares MSCI Europe Minimum Volatility ETF
iShares MSCI Europe Small-Cap ETF
iShares MSCI Finland Capped ETF
iShares MSCI Germany Small-Cap ETF
iShares MSCI Hong Kong Small-Cap ETF
iShares MSCI India ETF
iShares MSCI India Small-Cap ETF
iShares MSCI Indonesia ETF iShares MSCI International Developed Momentum Factor ETF iShares MSCI International Developed Quality Factor ETF
iShares MSCI Ireland Capped ETF
iShares MSCI Japan Minimum Volatility ETF
iShares MSCI KLD 400 Social ETF
iShares MSCI Kokusai ETF
iShares MSCI New Zealand Capped ETF
iShares MSCI Norway Capped ETF
iShares MSCI Philippines ETF
iShares MSCI Poland Capped ETF
iShares MSCI Qatar Capped ETF
iShares MSCI Singapore Small-Cap ETF
iShares MSCI UAE Capped ETF
iShares MSCI United Kingdom ETF
iShares MSCI United Kingdom Small-Cap ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares MSCI USA ESG Select ETF
iShares MSCI USA Minimum Volatility ETF
iShares MSCI USA Momentum Factor ETF
iShares MSCI USA Quality Factor ETF
iShares MSCI USA Size Factor ETF
iShares MSCI USA Value Factor ETF
iShares Nasdaq Biotechnology ETF
iShares National AMT-Free Muni Bond ETF
iShares New York AMT-Free Muni Bond ETF
iShares North America Real Estate ETF
iShares North American Natural Resources ETF
iShares North American Tech ETF
iShares North American Tech-Multimedia Networking ETF
iShares North American Tech-Software ETF
iShares PHLX Semiconductor ETF
iShares Real Estate 50 ETF
iShares Residential Real Estate Capped ETF
iShares Russell 1000 ETF
iShares Russell 1000 Growth ETF
iShares Russell 1000 Value ETF
iShares Russell 2000 ETF
iShares Russell 2000 Growth ETF
iShares Russell 2000 Value ETF
iShares Russell 3000 ETF
iShares Russell Mid-Cap ETF
iShares Russell Mid-Cap Growth ETF
iShares Russell Mid-Cap Value ETF
iShares Russell Top 200 ETF
iShares Russell Top 200 Growth ETF
iShares Russell Top 200 Value ETF
iShares S&P 100 ETF
iShares S&P 500 Growth ETF
iShares S&P 500 Value ETF
iShares S&P Mid-Cap 400 Growth ETF
iShares S&P Mid-Cap 400 Value ETF
iShares S&P Small-Cap 600 Growth ETF
iShares S&P Small-Cap 600 Value ETF
iShares Select Dividend ETF
iShares Short Treasury Bond ETF
iShares Short-Term National AMT-Free Muni Bond ETF
iShares TIPS Bond ETF
iShares Transportation Average ETF
iShares Treasury Floating Rate Bond ETF
iShares U.S. Aerospace & Defense ETF
iShares U.S. Basic Materials ETF
iShares U.S. Broker-Dealers ETF
iShares U.S. Consumer Goods ETF
iShares U.S. Consumer Services ETF
iShares U.S. Energy ETF
iShares U.S. Financial Services ETF
iShares U.S. Financials ETF
iShares U.S. Healthcare ETF
iShares U.S. Healthcare Providers ETF

Distribution Agreement

Exhibit A (continued)

Index Series

iShares U.S. Home Construction ETF
iShares U.S. Industrials ETF
iShares U.S. Insurance ETF
iShares U.S. Medical Devices ETF
iShares U.S. Oil & Gas Exploration & Production ETF
iShares U.S. Oil Equipment & Services ETF
iShares U.S. Pharmaceuticals ETF
iShares U.S. Preferred Stock ETF
iShares U.S. Real Estate ETF
iShares U.S. Regional Banks ETF
iShares U.S. Technology ETF
iShares U.S. Telecommunications ETF
iShares U.S. Utilities ETF
iShares Utilities Bond ETF
iShares Yield Optimized Bond ETF

Amended and Approved by the Board of Trustees of iShares Trust on December 3-4, 2014.